UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) November 11, 2013

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2013 Build-A-Bear Workshop, Inc. (the “Company”) and Teresa Kroll entered into a Separation Agreement and General Release (the “Separation Agreement”) which provides that her employment with the Company will terminate on November 30, 2013 (the “Termination Date”). Ms. Kroll will receive $270,000, less any applicable tax withholding, payable in equal installments in accordance with the Company’s regular payroll dates for 12 months following her retirement, reduced by any cash compensation from a subsequent employer during that period. During this 12-month period, Ms. Kroll will also receive the amount that the Company has been paying toward her coverage under the Company’s medical and dental plans, also payable in equal installments in accordance with the Company’s regular payroll dates. In addition, Ms. Kroll will remain eligible to receive a bonus under the Company’s 2013 bonus plan for its chief executives to the extent performance and other criteria are met under the bonus plan, provided that any such bonus will be prorated based on the number of full calendar weeks Ms. Kroll is employed by the Company during the year. On the Termination Date, all of Ms. Kroll’s stock options which have not vested will terminate and all shares of restricted shares which have not vested will be forfeited. All vested unexercised nonqualified stock options will remain exercisable until the earlier of their original expiration date or February 28, 2014. Ms. Kroll also agreed to keep Company information secret and confidential and to certain non-compete and restrictions non-solicitation restrictions for 24 months following termination of employment. Ms. Kroll and the Company agreed to a general release of claims and mutual non-disparagement.

The foregoing description of the Separation Agreement is only a summary of certain terms and conditions of these documents and is qualified in its entirety by reference to the Separation Agreement and General Release, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release by and between Teresa Kroll and Build-A-Bear Workshop, Inc., dated November 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: November 12, 2013	By:	/s/ Tina Klocke
Name: Tina Klocke
Title: Chief Operations and Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release by and between Teresa Kroll and Build-A-Bear Workshop, Inc., dated November 11, 2013

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